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EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350.

In connection with the Annual Report of Front Range Capital Corporation (the "Company") on Form 10-KSB/A for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alice M. Voss, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                 /s/ Alice M. Voss                                June 30, 2004
                 -----------------------------------
                     Alice M. Voss
                     Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Front Range Capital Corporation and will be retained by Front Range Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.